UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2022

Fortress Value Acquisition Corp. III

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39839	85-2761402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor New York, New York	10105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 798-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	FVT.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	FVT	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FVT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 11, 2022, Fortress Value Acquisition Corp. III (the “Company”) issued an unsecured promissory note (the “Note”) in the amount of up to $650,000 to Fortress Acquisition Sponsor III LLC (the “Sponsor”). The Note bears no interest and is repayable in full upon the earlier to occur of (i) the consummation of the Company’s initial business combination and (ii) the winding up of the Company. The Note also provides that all or any portion of the Note may be converted into a number of warrants, at a price of $1.50 per warrant, at the option of the Sponsor and at any time prior to payment in full of the outstanding principal amount of the Note. Such warrants would be identical to the private placement warrants issued to the Sponsor at the Company’s initial public offering.

The Note was issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A copy of the Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirety by reference to the Note.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

10.1	Promissory Note, dated April 11, 2022, issued by Fortress Value Acquisition Corp. III to Fortress Acquisition Sponsor III LLC

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2022

FORTRESS VALUE ACQUISITION CORP. III

By:	/s/ Alexander P. Gillette
Name:	Alexander P. Gillette
Title:	General Counsel and Secretary